SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         December 9, 2002
                                                     ---------------------------


                            HERSHEY FOODS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     1-183               23-0691590
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission        (I.R.S. Employer
        of incorporation)              File Number)       Identification No.)


       100 Crystal A Drive, Hershey, Pennsylvania                17033
--------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:        (717) 534-6799
                                                     ---------------------------








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                             Exhibit Index - Page 3


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                      INFORMATION TO BE INCLUDED IN REPORT


 Item 9.  Regulation FD Disclosure
 ---------------------------------

         On December 9, 2002, Hershey Foods Corporation (the "Company") announced that it will hold a meeting with analysts in Hershey, Pennsylvania on December 13, 2002, and that the Company will webcast live the presentation from 8:30 a.m. to 12:00 noon via the Company's Web site (Investor Relations section) at www.hersheys.com. A copy of the Company's press release announcing the meeting is furnished herewith as Exhibit 99.









                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 9, 2002


                            HERSHEY FOODS CORPORATION



                           By    /s/ Frank Cerminara
                                ------------------------------------------------
                                 Frank Cerminara
                                 Senior Vice President, Chief Financial Officer




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                             Exhibit Index - Page 3


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                                  Exhibit Index


Exhibit No.      Description
-----------      ------------

   99 Press Release dated December 9, 2002, announcing Hershey Foods Corporation's meeting with analysts to be held in Hershey, Pennsylvania and webcast live on Hershey's corporate Web site on December 13, 2002.















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